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Ex-99.2
Order Confirming Debtor's Plan of Reorganization and Fixing Post Confirmation Deadlines.

                                  EXHIBIT 99.2

Brooks & Raub,
A Professional Corporation
Lincoln A. Brooks [Cal. Bar No. 63912]
David S. Caplan  [Cal. Bar No. 74219]
721 Colorado Avenue, Suite 101
Palo Alto, California 94303-3913
Telephone:        (650) 321-1400
Facsimile:        (650) 321-1450

Reorganization Counsel for Debtor,
TELEGEN CORPORATION



                         UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF CALIFORNIA




In re
                                                          Chapter 11
TELEGEN CORPORATION,
fka Solar Energy Research Corporation and                 Case No. 98-34876-DM-11
Solar Energy Research Corporation of California
                                                          ORDER CONFIRMING DEBTOR'S PLAN OF REORGANIZATION
                           Debtor.                        AND FIXING POST CONFIRMATION DEADLINES

Address:      1840 Gateway Drive, Suite 200
              San Mateo, CA  94404

Employer Identification
Number 84-0672714

         The Plan of Reorganization (As Amended) under Chapter 11 of the Code ("Plan") was filed by the Debtor on June 7, 2000. All terms capitalized, but not defined, herein and defined in the Plan shall have the meanings prescribed in the Plan.

         The Plan and the Disclosure Statement approved by this court as meeting the requirements of Section 1125 of the Code have been transmitted to creditors and equity security holders of the Debtor and its subsidiaries TCC and TDL in

                                                      ORDER CONFIRMING DEBTOR'S
                                                         PLAN OF REORGANIZATION
accordance with the requirements of this court's ORDER APPROVING DISCLOSURE STATEMENT AND FIXING TIME FOR FILING ACCEPTANCES OR REJECTIONS OF PLAN filed June 13, 2000, its ORDER ESTABLISHING RECORD DATE FOR VOTING ON DEBTOR'S PLAN OF REORGANIZATION BY DEBTOR'S SHAREHOLDERS filed April 21, 2000, and its
ORDER APPROVING: EMPLOYMENT OF INNISFREE M&A INC. AS VOTING AGENT AND PROCEDURES FOR NOTICE TO AND SOLICITATION OF ACCEPTANCES FROM BENEFICIAL HOLDERS OF COMMON STOCK filed March 29, 2000. Accordingly, notice and opportunity to be heard by creditors and equity security holders of the Debtor, TCC and TDL were appropriate under the circumstances.

         A hearing was conducted on confirmation of the Plan on June 28, 2000, at 1:30 p.m. Lincoln A. Brooks and David S. Caplan of Brooks & Raub, A Professional Corporation, appeared as reorganization counsel for the Debtor. David L. Kagel appeared as corporate and securities counsel for the Debtor. Paul R. Brown of Black, Lowe & Graham appeared as intellectual property and litigation counsel for the Debtor. Maita Deal Prout of Whitman Breed Abbott & Morgan LLP appeared on behalf of objector W. Edward Naugler, Jr., Jessica L. Stevens, Chief Executive Officer and Responsible Person for the Debtor, was also present. Other appearances, if any, are noted in the record.

         The court has determined after hearing on notice that the requirements for confirmation set forth in Section 1129(a) have been satisfied, including the following:

         A. The Plan was proposed in good faith and not by any means prohibited by law. It will achieve the reorganizational purposes of the Code, in that it will permit revitalization of the Debtor's business and provide full payment to holders of Allowed Claims.

         B. The Debtor and its representatives have solicited acceptances of the Plan and participated in the offer, issuance and sale under the Plan of securities of the Debtor in good faith and in compliance with the applicable provisions of the Bankruptcy Code within the meaning of Section 1125(e) of the Code.

         C. The value of the Debtor's assets, and the value of the separate assets of each of the Debtor's subsidiaries, is less than the amount of claims whose holders hold security interests in such assets. Therefore, holders of Allowed Claims and Allowed Interests will not receive less under the Plan than if the case were converted to Chapter 7 on the Effective Date and the entities' assets immediately liquidated, and the Plan is in the best interests of creditors and equity security holders.

                                                      ORDER CONFIRMING DEBTOR'S
                                                         PLAN OF REORGANIZATION

         D. Disclosure regarding the Plan and the Debtor was adequate under the circumstances because, among other things, a disclosure statement approved by the court prior to solicitation of acceptances to the Plan as containing adequate information within the meaning of Section 1125(a) of the Code was transmitted to creditors and parties in interest.

         E. As to each class of claims that is impaired under the Plan except Class A-5, the Plan has been accepted by creditors holding at least two-thirds in amount and more than one-half in number of the Allowed Claims of such class that have accepted or rejected the Plan.

         F. As to each class of interests that is impaired under the Plan except Classes D-3, D-4 and D-5, the Plan has been accepted by persons holding at least two-thirds in amount of the Allowed Interests of such class that have accepted or rejected the Plan.

         G. Class A-5 is deemed to have rejected the Plan because the holder of the claim in that class did not vote. However, the Plan may be confirmed notwithstanding such rejection because the Plan provides for full payment of the Allowed Claim in such class.

         H. Classes D-3, D-4 and D-5 are deemed to have rejected the Plan. However, the Plan does not discriminate against such classes because the Plan does not provide more favorable treatment to the holders of interests in classes with equivalent levels of priority. The Plan is fair and equitable to such classes because interests in such classes are without value and no junior class of interests exists which is receiving anything under the Plan. Therefore, the Plan may be confirmed notwithstanding such rejection.

         I. The Plan is feasible; confirmation is not likely to be followed by the liquidation, or the need for further financial reorganization, of the Debtor. The Debtor has presented competent evidence that it has the resources to meet its payment obligations under the Plan and that it has the ability to fulfill its financial needs for a reasonable period of time.

         J. The compromise with Synercom, Inc., and its affiliates contained in Section 5.20 of the Plan is in the best interests of creditors and the estates of the Debtor and TCC in that the compromise restores a patent and other intellectual property to the Debtor which the Debtor considers will be useful in its post-reorganization business; it requires the Debtor to return less funds to the other parties than it might likely have had to return if the Debtor had prevailed in an avoidance action, and it eliminates the need for the costs and delay of litigation.

                                                      ORDER CONFIRMING DEBTOR'S
                                                         PLAN OF REORGANIZATION

         K. The eTraxx Acquisition represents a reasonable exercise of the Debtor's business judgment and is in the best interests of the Debtor, its creditors and shareholders in that it provides the Debtor with (a) substantial potential synergies between the two companies' businesses and (b) access to valuable management and technical personnel, and the exchange ration of eTraxx for the Debtor's shares is just and reasonable.

         L. The Debtor has adequately disclosed to the holders of claims and interests entitled to vote on the Plan against whom the Debtor may seek enforcement of claims after Confirmation the fact that the Debtor has reserved under the Plan its right and potential intention to assert such claims against such holders.

         M. TCC and TDL have consented to the jurisdiction of this court for purposes of consolidation of their estates with the estate of the Debtor.

         N. Creditors of TCC and TDL will be benefited by consolidation because a source of cash or other consideration will become available for payment of their claims.

         O. Any value of the assets of TCC and TDL, collectively or separately, is less than the claims secured by liens against such assets. Specifically, any intellectual property TDL might hold as a licensee does not have significant separate value because of its interrelationship with property of the other entities and because of the limited assignability thereof and its potentially significant royalty obligations. Accordingly, consolidation and the Plan's treatment of the equity security interests in TDL are fair, just, and equitable.

         P. Good cause exists to waive the stay of this order under Fed. R. Bankr. P 3020(e) due to the Debtor's necessity to close the 1999 Offering on or before June 30, 2000.

         THEREFORE, IT IS ORDERED THAT:

         1. The Debtor's Plan of Reorganization (As Amended) filed March 6, 2000, a copy of which is attached hereto, is hereby confirmed as amended further as set forth in paragraph 16 herein. Issuance of this order shall constitute due authorization required for the full validity, enforceability, and effectiveness of all transactions provided for in this Plan, notwithstanding any provisions of the California Corporations Code which would otherwise require approval of such transactions by the Debtor's board of directors, shareholders, or otherwise. Such issuance shall constitute authorization for the Debtor's Responsible Individual designated under B. L.
R. 4002-1 (and/or her designees), without the necessity of further authorization from this court, to take all actions and execute, deliver and

                                                      ORDER CONFIRMING DEBTOR'S
                                                         PLAN OF REORGANIZATION
file all certificates, notices, and other documents as she deems necessary or appropriate to consummate the transactions provided for in this Plan, including certificates of amendment of the Debtor's Articles of Incorporation and certificates of merger, etc. relating to the consolidation or merger of eTraxx, TCC and TDL into the Debtor, formation of New TDL, and/or transfer of assets in connection therewith.

         2.   The Objection filed by W. Edward Naugler, Jr., is withdrawn.

         3. Pursuant to Section 1146(c) of the Code, the issuance, transfer, or exchange of a security under the Plan shall not be taxed under any law imposing a stamp tax or similar tax.

         4. Except as provided in the Plan, the Debtor, TCC and TDL shall be discharged from any debt that arose prior to the date hereof, whether or not a proof of claim was filed or deemed filed, whether or not such claim was allowed, whether or not the holder of such claim accepted the Plan, and whether or not the right to payment was reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, secured or unsecured. Any judgment at any time obtained, to the extent that such judgment is a determination of the liability of the Debtor, TCC or TDL with respect to any debt discharged, is void.

         5. The commencement or continuation of any action, the employment of process or any act to collect, recover or offset any such debt as a liability of the Debtor or from property of the Debtor, is enjoined, except that Metropolitan shall have the right to assert claims against any insurance policies maintained by the Debtor should a third party tort claim for personal injury or tangible property damage be asserted against Metropolitan for any act or omission relating in any way to the Debtor's occupancy or use of the premises previously occupied by the Debtor pursuant to its leases with Metropolitan and commonly known as 101 and 200 Saginaw, Redwood City, California.

         6. The rejection under the Plan of all executory contracts and unexpired leases, except the contracts and leases described in Exhibit A to the Plan, is hereby approved.

         7. Except for New Common Stock issued to an entity that is an underwriter within the meaning of Section 1145(b) of the Bankruptcy Code, the offer and sale under the Plan of the New Common Stock in exchange for claims against or equity security interests in the Debtor, TCC or TDL, or principally in exchange for such claims and interests and partly for cash or property, are exempt from the provisions of Section 5 of the Securities Act of 1933, as amended, and any state or local law requiring the registration or qualification for offer or sale of the New Common Stock or

                                                      ORDER CONFIRMING DEBTOR'S
                                                         PLAN OF REORGANIZATION
registration or licensing of an issuer of, underwriter of, or broker or dealer in the New Common Stock. In addition, the offer and sale of New
Common Stock in the manner stated in the preceding sentence shall be deemed to be a public offering.

         8. All fees of the U.S. Trustee required under 28 U.S.C. Section 1930 and earned prior to the Effective Date shall be paid not later than the Effective Date.

         9. The Debtor shall file, on or before December 31, 2000, either an application for final decree or a status report identifying all steps required before the case can be fully administered and such application filed.

         10. Proofs of claim based on claims arising from rejection of executory contracts under the Plan shall be filed not later than 30 days after the entry of this order.

         11. Except for notice of entry of this order, all notices required or permitted to be given after Confirmation to all creditors or other parties in interest pursuant to Rule 2002 shall be deemed appropriate and in compliance with such rule if given only to the Debtor, the United States Trustee, the parties who were members of the Committee, and any parties who requested in writing copies of this Plan pursuant to Rule 3017(a). This provision shall not be interpreted as modifying the rights of the Debtor's shareholders to receive notices and other information as required by the California Corporations Code or federal or state securities laws.

         12. The claim of any party which (i) asserts a claim solely against TCC or TDL and has not at any time asserted a claim against the Debtor, (ii) has not previously filed a proof of claim in this case, and (iii) files a proof of claim within 30 days after the date first set for a hearing on Confirmation shall not be subject to objection on the ground that the party failed to timely file a proof of claim. Any party who asserts a claim against TCC or TDL shall be forever barred from participation in this case and shall not be entitled to payment from the Debtor or its assets (including assets transferred from TDL or TCC pursuant to this Plan) unless such party has filed a proof of claim on or before such date or such a claim is listed in the schedules filed by the Debtor under Rule 1007(b) and is not listed as contingent, disputed or unliquidated.

         13.  All parties who assert claims entitled to priority under
Section 507(a)(1) of the Code shall file requests for payment of such claims, and serve them on the Debtor and the U.S. Trustee, not later than sixty days after the Effective Date. Professionals employed by the Debtor shall file applications for allowance of their compensation and costs not

                                                      ORDER CONFIRMING DEBTOR'S
                                                         PLAN OF REORGANIZATION
later than 120 days after the Effective Date. Any claim asserting entitlement to such priority shall be forever barred and not entitled to payment unless it is filed and served on or before the applicable date in the preceding sentences.

         14. The stay set forth in Fed. R. Bankr. P. Rule 3002(e) shall not apply to this order.

         15.  This court hereby retains jurisdiction as set forth in the Plan.

         16.  The Attached Exhibit A is incorporated herein.

         Dated:  June 28, 2000
                                              /S/    DENNIS MONTALI
                                              -------------------------------
                                              United States Bankruptcy Judge


                                                      ORDER CONFIRMING DEBTOR'S
                                                         PLAN OF REORGANIZATION

TELEGEN CORPORATION, CASE NO.: 98-3486DM

EXHIBIT A TO ORDER CONFIRMING DEBTOR'S PLAN OF REORGANIZATION.

         16.  The Plan is amended as follows:

              (a) Class D-5 is added to Section 2.4 consisting of the warrant held by W. Edward Naugler, Jr., to acquire 500,000 shares of TDL, and such warrant shall be excluded from Class D-4.

              (b) Section 4.5 (e) is added to the Plan and shall read as follows:

                   "W. Edward Naugler, Jr., shall receive $100,000 on account of the warrant in Class D-5, not later than 10 days after the Effective Date and such warrant shall thereupon be canceled."

              (c) A new Section 5.23 is added to the Plan and shall read as follows:

         In any future litigation by and between W. Edward Naugler, Jr., ("Naugler"), David Guo ("Guo") and/or Display Research Laboratories, Inc. ("DRL") (individually and collectively, the "Naugler Parties"), on the one hand and Debtor, reorganized Debtor, TCC, TDL and/or any of their successors (including New TDL) (individually and collectively the "Reorganized Debtor"), and/or their respective officers and directors, on the other hand with respect to (1) claims arising out of or related to conduct by Naugler, Guo and/or DRL arising out of the relating to ownership or use of the technology described in the Debtor's Second Amended Disclosure Statement in the section captioned "HGED FLAT PANEL DISPLAY BUSINESS," the prevailing party or parties shall be entitled to recover reasonable attorneys' fees and costs from either the Naugler Parties or the Reorganized Debtor as applicable. As used herein "litigation" shall include, without limitation lawsuits, appeals and post-judgment enforcement actions.

         The entitlement to such fees and costs shall not be determined until final resolution of the litigation after exhaustion of all appeals, if any.



                                                      ORDER CONFIRMING DEBTOR'S
                                                         PLAN OF REORGANIZATION